UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025

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Invesco Real Estate Income Trust Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56655	83-2188696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N. Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-7400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on March 18, 2025, Beth A. Zayicek, one of Invesco Real Estate Income Trust Inc.’s (the “Company”) directors, notified us of her resignation from her employment with Invesco Ltd., and therefore her resignation as one our directors, effective May 7, 2025.

On August 6, 2025, the Company's Board of Directors ("Board") appointed Ms. Stephanie Holder to serve as a director of the Company, effective as of that date, to fill the vacancy created by Ms. Zayicek's departure, for the term ending at the 2025 annual meeting of stockholders. Ms. Holder, age 41, has served as Managing Director, Head of Dispositions and Financing at Invesco Real Estate (IRE) since 2021, after previously serving as Senior Director from 2018-2021. Ms. Holder is responsible for IRE’s sales and financing efforts nationwide and serves on the North American Management Committee for IRE. In addition, Ms. Holder is responsible for IRE’s sales and financing efforts nationwide. She is Committee Chair for IRE's Equity Investment Committee, a member of the Credit Investment Committee and part of the CIO Council for North America. She began her investment career in 2006 and joined IRE in 2008 with the Acquisitions group and transitioned into the Dispositions group in 2009. Prior to joining Invesco, she was an analyst for Lincoln Property Company working on the Invesco account valuing assets within the portfolio. She has a background centered on commercial real estate and finance. Ms. Holder earned both a Master of Business Administration and a Bachelor of Business Administration with a major concentration in real estate finance from Southern Methodist University. Ms. Holder is a valuable member of our board of directors because of her investment and financing expertise and history with Invesco Real Estate.

Ms. Holder is deemed an executive director since she is also an employee of our adviser or one of its affiliates. Executive directors do not receive compensation for serving on the Board and do not serve on any of the standing committees of the Board. There are no family relationships between Ms. Holder and any of the Company’s directors, executive officers or other key personnel reportable under Item 401(d) of Regulation S-K. There are no related party transactions between the Company and Ms. Holder reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Real Estate Income Trust Inc.

By: /s/ Tina Carew
Tina Carew
Deputy General Counsel and Secretary

Date: August 12, 2025